Vest 2 Year Interest Rate Hedge ETF
Schedule of Investments
July 31, 2024 (Unaudited)

PURCHASED OPTIONS - 14.4%	Notional Amount	Contracts	Value
Put Options - 14.4%			$–
2-Year Interest Rate Swap, Counterparty: Barclays Capital, Inc., Receive 12-Month SOFR US; Expiration: 09/30/2024; Exercise Rate: 3.37%	$15,862,011	15,862,011	$199,433
TOTAL PURCHASED OPTIONS (Cost $303,447)			199,433

SHORT-TERM INVESTMENTS - 60.8%		Shares
Money Market Funds - 60.8%
First American Treasury Obligations Fund - Class X, 5.20% (a)		838,094	838,094
TOTAL SHORT-TERM INVESTMENTS (Cost $838,094)			838,094

TOTAL INVESTMENTS - 75.2% (Cost $1,141,541)			1,037,527
Other Assets in Excess of Liabilities - 24.8%			341,948
TOTAL NET ASSETS - 100.0%			$1,379,475

Percentages are stated as a percent of net assets.

SOFR Secured Overnight Financing Rate.

(a)	The rate shown represents the 7-day annualized effective yield as of July 31, 2024.

Vest 2 Year Interest Rate Hedge ETF Schedule of Written Options
July 31, 2024 (Unaudited)

WRITTEN OPTIONS - 0.0% (a)	Notional Amount	Contracts	Value
Put Options - 0.0% (a)
2-Year Interest Rate Swap, Counterparty: Barclays Capital, Inc., Pay 12-Month SOFR US; Expiration: 09/30/2024; Exercise Rate: 4.91%	$(15,862,011)	(15,862,011)	$(666)
TOTAL WRITTEN OPTIONS (Premiums received $10,000)			$(666)

Percentages are stated as a percent of net assets. SOFR Secured Overnight Financing Rate. (a) Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Vest 2 Year Interest Rate Hedge ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$199,433	$–	$199,433
Money Market Funds	838,094	–	–	838,094
Total Investments	$838,094	$199,433	$–	$1,037,527

Liabilities:
Investments:
Written Options	$–	$(666)	$–	$(666)
Total Investments	$–	$(666)	$–	$(666)

Refer to the Schedule of Investments for further disaggregation of investment categories.